ADVANTAGE IV

Variable Adjustable Life Insurance Policy

issued through

WRL SERIES LIFE CORPORATE ACCOUNT

by

TRANSAMERICA PREMIER LIFE INSURANCE COMPANY

Supplement dated May 1, 2020

to the

Prospectus dated May 1, 2008

This supplement contains additional information and should be read and retained along with the prospectus dated May 1, 2008. Please read this supplement carefully and keep it with your prospectus for future reference.

*****

The Total Annual Portfolio Operating Expenses table is deleted and replaced with the following:

The following table shows the lowest and highest total operating expenses (before any fee waiver or expense reimbursement) charged by any of the portfolios for the fiscal year ended December 31, 2019. These expenses may be different in the future.

Total Annual Portfolio Operating Expenses	Lowest	Highest
(total of all expenses that are deducted from	0.13%	1.79%
portfolio assets, including management fees,
distribution (12b-1) and other expenses)

The Annual Portfolio Operating Expenses table in your prospectus listed by portfolio is out-of-date and should not be relied upon. More detail concerning each portfolio's fees and expenses is contained in the prospectus for each portfolio.

*****

The following portfolio is added to the table in The Portfolios section:

PIMCO Variable Insurance	∙ PIMCO All Asset Portfolio (Administrative Class) seeks maximum
Trust	real return, consistent with preservation of capital and prudent
managed by Pacific Investment	investment management.
Management Company LLC

Effective on or about March 16, 2020 the Board of Trustees of Third Avenue Variable Series Trust and Shareholders of the Third Avenue Value Portfolio have approved Third Avenue Management LLC's ability to enter into a new investment sub-advisory agreement and the portfolio was renamed. As a result, the following portfolio is amended in the table in The Portfolios section:

Third Avenue Variable Series Trust	∙ FFI Strategies Portfolio – The Portfolio utilizes a multi-manager,
managed by Third Avenue	multi-strategy approach to seek long-term capital appreciation by
Management LLC and	investing in global equity securities. The Portfolio seeks to achieve
sub-advised by Cadence Capital	its objective by acquiring common stocks of well-financed
Management LLC	companies (meaning companies with high quality assets and
conservative levels of liabilities) at a discount to what Third Avenue
Management LLC (the ''Adviser'') believes is their intrinsic value as well as large cap companies that Cadence Capital Management
(the Sub-Advisor") identifies (through their quantitative factor-
based approach) to have above average dividend yields and
demonstrate financial strength.

The following portfolio is removed from the table in The Portfolios section:

AIM Variable Insurance Funds (Invesco	∙ Invesco V.I. Mid Cap Growth Fund – Series I Shares – The Fund's
Variable Insurance Funds)	investment objective is to seek capital growth.
managed by Invesco Advisers, Inc.

*****

The table in the Revenue We Receive section is updated with the following:

Incoming Payments to Us and TCI From the Funds

Fund	Maximum Fee % of assets*
PIMCO Variable Insurance Trust (Administrative Class)	0.25%

*Payments are based on a percentage of the average assets of each underlying portfolio owned by the subaccounts available under this Policy and under certain other variable insurance products offered by our affiliates and us.

*****

The following is added to the ADDITIONAL INFORMATION section in the prospectus:

Business Continuity

Our business operations may be adversely affected by volatile natural and man-made disasters, including (but not limited to) hurricanes, earthquakes, terrorism, civil unrest, military action, fires and explosions, pandemic diseases, and other catastrophes ("Catastrophic Events"). Over the past several years, changing weather patterns and climatic conditions have added to the unpredictability and frequency of natural disasters in certain parts of the world. Such uncertainty as to future trends and exposure may lead to financial losses to our businesses. Furthermore, Catastrophic Events may disrupt our operations and result in the loss of, or restricted access to, property and information about Transamerica and its clients. Such events may also impact the availability and capacity of our key personnel. If our business continuity plans have not included effective contingencies for Catastrophic Events, we may experience business disruption, damage to corporate reputation, and damage to financial condition for a prolonged period of time.

*****

The following replaces the Cyber Security Risks section in the prospectus:

Our operations support complex transactions and are highly dependent on the proper functioning of information technology and communication systems. Any failure of our information technology or communications systems may result in a material adverse effect on our results of operations and corporate reputation.

Any failure of or gap in the systems and processes necessary to support complex transactions and avoid systems failure, fraud, information security failures, processing errors, cyber intrusion, loss of data and breaches of regulation may lead to a materially adverse effect on our results of operations and corporate reputation. If we fail to maintain secure and well-functioning information systems, we may not be able to rely on information for product pricing, compliance obligations, risk management and underwriting decisions. In addition, we cannot assure investors or consumers that interruptions, failures or breaches in security of these processes and systems will not occur, or if they do occur, that they can be timely detected and remediated. The occurrence of any of these events may have a materially adverse effect on our businesses, results of operations and financial condition.

A computer system failure or security breach may disrupt our business, damage our reputation and adversely affect our results of operations, financial condition and cash flows.

We rely heavily on computer and information systems and internet and network connectivity to conduct a large portion of our business operations. This includes the need to securely store, process, transmit and dispose of confidential information, including personal information, through a number of complex systems. In many cases this also includes transmission and processing to or through commercial customers, business partners and third-party service providers. The introduction of new technologies, computer system failures, cyber-crime attacks or security or data privacy breaches may materially disrupt our business operations, damage our reputation, result in regulatory and litigation exposure, investigation and remediation costs, and materially and adversely affect our results of operations, financial condition and cash flows.

The information security risk that we face includes the risk of malicious outside forces using public networks and other methods, including social engineering and the exploitation of targeted offline processes, to attack our systems and information. It also includes inside threats, both malicious and accidental. For example, human error, unauthorized user activity and lack of sufficiently automated processing can result in improper information exposure or use. We also face risk in this area due to its reliance in many cases on third-party systems, all of which may face cyber and information security risks of their own. Third-party administrators or distribution partners used by us or our affiliates may not adequately secure their own information systems and networks, or may not adequately keep pace with the dynamic changes in this area. Potential bad actors that target us and our applicable third parties may include, but are not limited to, criminal organizations, foreign government bodies, political factions, and others.

In recent years information security risk has increased sharply due to a number of developments in how information systems are used by companies such as us, but also by society in general. Threats have increased as criminals and other bad actors become more organized and employ more sophisticated techniques. At the same time companies increasingly make information systems and data available through the internet, mobile devices or other network connections to customers, employees and business partners, thereby expanding the attack surface that bad actors can exploit.

Financial institutions have been, and will continue to be subject to information security attacks for the foreseeable future. The nature of these attacks will also continue to be unpredictable, and in many cases may arise from circumstances that are beyond our control. If we fail to adequately invest in defensive infrastructure, timely response capabilities, technology and processes or to effectively execute against its information security strategy, it may suffer material adverse consequences.

A breach of data privacy or security obligations may disrupt our business, damage our reputation and adversely affect financial conditions and results of operations.

Pursuant to applicable laws, various government agencies and independent administrative bodies have established numerous rules protecting the privacy and security of personal information and other confidential information held by us. For example, our businesses are subject to laws and regulations enacted by U.S. federal and state governments, including various regulatory organizations relating to the privacy and/or security of the information of customers, employees or others. These laws, among other things, increased compliance obligations, impacted our businesses' collection, processing and retention of personal data, reporting of data breaches, and provide for penalties for non-compliance. As an example, the New York Department of Finance Services (NYDFS), pursuant to its cybersecurity regulation, requires financial institutions regulated by the NYDFS including certain of our entities, to, among other things, satisfy an extensive set of minimum cyber security requirements, including but not limited to governance, management, reporting, policy, technology and control requirements. Numerous other U.S. laws also impose various information security and privacy related obligations with respect to various operations in the U.S., including but not limited to the Gramm-Leach-Bliley Act and related state laws (GLBA), the California Consumer Privacy Act (CCPA) and the Health Insurance Portability and Accountability Act (HIPAA), among many others. Other legislators and regulators with jurisdiction over our businesses are considering, or have already enacted, enhanced information security risk management and privacy rules and regulations. A number of our entities and affiliates are also subject to contractual restrictions with respect to the information of our clients and business partners. We, and numerous of our employees and business partners have access to, and routinely process, the personal information of consumers and employees. We rely on various processes and controls to protect the confidentiality, integrity and availability of personal information and other confidential information that is accessible to, or in the possession of, us, our systems, employees and business partners. It is possible that an employee, business partner or system could, intentionally or unintentionally, inappropriately disclose or misuse personal or confidential information. Our data or data in our possession could also be the subject of an unauthorized information security attack. If we fail to maintain adequate processes and controls or if we or our business partners fail to comply with relevant laws and regulations, policies and procedures, misappropriation or intentional or unintentional inappropriate disclosure or misuse of personal information or other confidential information could occur. Such control inadequacies or non-compliance could cause disrupted operations and misstated or unreliable financial data, materially damage our reputation or lead to increased regulatory scrutiny or civil or criminal penalties or litigation, which, in turn, could have a material adverse effect on our business, financial condition and results of operations. In addition, we analyze personal information and customer data to better manage our business, subject to applicable laws and regulations and other restrictions. It is possible that additional regulatory or other restrictions regarding the use of such techniques may be imposed. Additional privacy and information security obligations have been imposed by various governments in recent years, and more such obligations are likely to be imposed in the near future across our operations. Such restrictions and obligations could have material impacts on our business, financial conditions and/or results of operations.

*****

If you have any questions regarding this supplement, you may contact us by writing to the Administrative Office at Transamerica Premier Life Insurance Company, 4840 N. River Blvd., Cedar Rapids, Iowa 52411, or calling toll free at 1-888-804-8461 (Monday - Friday from 8:00 a.m. – 4:30 p.m. Central time).